ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

SUPPLEMENT DATED DECEMBER 30, 2005

TO THE PROSPECTUS

DATED MAY 2, 2005

This Supplement provides new and additional information beyond that which is contained in the Prospectus. Please keep this Supplement and read it together with the Prospectus.

Ernst & Young LLP has resigned as the independent auditor of Allstate Assurance Company Separate Account B. Ernst & Young LLP tendered its resignation upon its determination that, under the SEC auditor independence rules, Ernst & Young LLP had entered into a non-permissible relationship with respect to Allstate Assurance Company Separate Account B. Specifically, at the time Allstate Assurance Company acquired the sponsorship of Separate Account B, a lending relationship existed between Ernst & Young LLP and The Allstate Corporation. Allstate Assurance Company Separate Account B is a registered segregated investment account of Allstate Assurance Company, which is a wholly-owned subsidiary of Allstate Insurance Company. Allstate Insurance Company is a wholly-owned subsidiary of The Allstate Corporation. Ernst & Young LLP has communicated to the Board of Managers of Allstate Assurance Company Separate Account B that its relationship with The Allstate Corporation did not impair its independence with respect to their audits of the Allstate Assurance Company Separate Account B for the years ended December 31, 2001 through 2004.

The Board of Managers has instructed the officers of Separate Account B to conduct a search for an independent auditor.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.